UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811 - 3081

Dreyfus Appreciation Fund, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

John Pak, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	12/31
Date of reporting period:	06/30 /15

FORM N-CSR

Item 1.       Reports to Stockholders.

Dreyfus
Appreciation Fund, Inc.

SEMIANNUAL REPORT June 30, 2015

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the President
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
11	Statement of Assets and Liabilities
12	Statement of Operations
13	Statement of Changes in Net Assets
15	Financial Highlights
17	Notes to Financial Statements
FOR MORE INFORMATION
Back Cover

Dreyfus Appreciation Fund, Inc.

The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Appreciation Fund, covering the six-month period from January 1, 2015, through June 30, 2015. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

The U.S. stock market proved volatile on its way to posting modest gains over the first half of 2015. Investors were worried when the economic recovery stalled during the first quarter of the year due to unusually harsh winter weather, a strengthening U.S. dollar, and expected increases in short-term interest rates. These fears waned during the second quarter, when economic growth seemed to regain momentum. While a number of headwinds remained, investors were encouraged by better employment data, stronger housing markets, and stabilizing currency exchange rates.

We expect economic uncertainty and bouts of market volatility to persist over the near term as Europe continues to struggle with instability in Greece, China addresses a stubborn economic slowdown, geopolitical conflicts flare across the Middle East, and U.S. investors await the first in a series of short-term interest rate hikes. We remain more optimistic regarding the economy’s long-term outlook, which we believe should be supported by improved consumer and business confidence as well as aggressively accommodative monetary policies from many of the world’s major central banks.As always, we urge you to discuss these observations with your financial advisor, who can help you assess their implications for your investment portfolio.

Thank you for your continued confidence and support.

J. Charles Cardona
President
The Dreyfus Corporation
July 15, 2015

DISCUSSION OF FUND PERFORMANCE

For the period of January 1, 2015, through June 30, 2015, as provided by Fayez Sarofim, Portfolio Manager of Fayez Sarofim & Co., Sub-Investment Adviser

Fund and Market Performance Overview

For the six-month period ended June 30, 2015, Dreyfus Appreciation Fund’s Investor shares produced a total return of –0.38%, and its Class Y shares produced a total return of –0.22%.1 In comparison, the fund’s benchmark, the Standard & Poor’s® 500 Composite Stock Price Index (“S&P 500 Index”), produced a total return of 1.23% for the same period.2

U.S. equities advanced modestly over the first half of 2015 amid choppy economic growth. Overweighted allocations to the energy and consumer staples sectors weighed on the fund’s underperformance compared to its benchmark.

The Fund’s Investment Approach

The fund seeks long-term capital growth consistent with the preservation of capital. Its secondary goal is current income. To pursue these goals, the fund normally invests at least 80% of its assets in common stocks.The fund focuses on blue-chip companies with total market capitalizations of more than $5 billion at the time of purchase, including multinational companies. These are established companies that have demonstrated sustained patterns of profitability, strong balance sheets, an expanding global presence and the potential to achieve predictable, above-average earnings growth.

In choosing stocks, the fund first identifies economic sectors it believes will expand over the next three to five years or longer. Using fundamental analysis, the fund then seeks companies within these sectors that have proven track records and dominant positions in their industries.The fund employs a “buy-and-hold” investment strategy, which generally has resulted in an annual portfolio turnover of below 15%. A low portfolio turnover rate helps reduce the fund’s trading costs and minimizes tax liability by limiting the distribution of capital gains.3

Choppy Economic Growth Constrained Equity Gains

The S&P 500 Index made scant progress over the first half of 2015. U.S. economic data softened more than expected over the winter and remained mixed through the

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

spring while global growth slowed. Investors were skittish about the possibility of higher short-term interest rates from the Federal Reserve Board (the “Fed”), and they were unsettled by the debt crisis in Greece.

Market leadership narrowed in this environment, with strength concentrated in only three sectors of the S&P 500 Index: the health care, consumer discretionary, and telecommunications services sectors. Five segments, including the energy and industrials sectors, posted negative returns.

Fund Strategies Produced Mixed Results

The fund lagged the S&P 500 Index over the first half of 2015 but registered strengthening relative results compared to previous reporting periods. Primary factors detracting from relative performance over the reporting period included overweighted allocations to the energy sector and a strategic emphasis on major international oil producers. Relative results also were penalized by an underweighted and selectively focused position in the consumer discretionary sector, as well as by stock selection shortfalls in the financials and industrials sectors.While an overweighted allocation to consumer staples proved detrimental, its impact was tempered by favorable stock selections.

On a more positive note, our stock selection strategy in the information technology sector — particularly an overweighted position in Apple — was a primary factor supporting relative performance. In the health care sector, positions in Novo Nordisk, Gilead Sciences, and Abbott Laboratories generated double-digits returns. The fund’s lack of exposure to utilities, the reporting period’s weakest sector, also contributed positively to relative results.

The largest positive contributors to the fund’s returns over the first half of 2015 were Apple, Novo Nordisk, Walt Disney, Walgreens Boots Alliance, Estee Lauder, Gilead Sciences, JPMorgan Chase & Co., and Abbott Laboratories. Positions detracting from performance included Chevron, Exxon Mobil, Procter & Gamble, Canadian Pacific Railway,Wal-Mart Stores, and American Express.

Positioned for the Next Phase of the Economic Cycle

The S&P 500 Index may continue to lack clear direction until investors are more confident of the U.S. economy’s ability to withstand higher interest rates.The debt crisis in Greece hurt stocks in late June, but its impact on the U.S. and global economies is expected to be limited. Even as the Fed begins to normalize monetary policy, still-low interest rates, muted inflation, and aggressive monetary easing abroad are expected to support equity valuations.

Nonetheless, investors’ risk appetites are likely to diminish, and their preferences may begin to shift. We expect profit fundamentals to command greater attention, and greater forward earnings support may be required to drive the market higher. Stocks of large, high-quality companies seem well positioned for better relative performance as the business cycle matures and monetary policies normalize. The large, globally prominent industry leaders in which the fund invests, with their established competitive advantages and strong balance sheets, typically have greater flexibility than smaller companies to absorb higher labor costs and sustain earnings growth as interest rates rise.

July 15, 2015

Equity funds are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption fund shares may be worth more or less than their original cost.
2 SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.
The Standard & Poor’s 500® Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance. Investors cannot invest directly in an index.
3 Achieving tax efficiency is not a part of the fund’s investment objective, and there can be no guarantee that the fund will achieve any particular level of taxable distributions in future years. In periods when the manager has to sell significant amounts of securities (e.g., during periods of significant net redemptions or changes in index components), funds can be expected to be less tax efficient than during periods of more stable market conditions and asset flows.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Appreciation Fund, Inc. from January 1, 2015 to June 30, 2015. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended June 30, 2015

	Investor Shares	Class Y
Expenses paid per $1,000†	$ 4.55	$ 2.87
Ending value (after expenses)	$ 996.20	$ 997.80

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended June 30, 2015

	Investor Shares	Class Y
Expenses paid per $1,000†	$ 4.61	$ 2.91
Ending value (after expenses)	$ 1,020.23	$ 1,021.92

† Expenses are equal to the fund’s annualized expense ratio of .92% for Investor shares and .58% for ClassY, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

June 30, 2015 (Unaudited)

Common Stocks—99.5%	Shares		Value ($)
Banks—1.4%
Wells Fargo & Co.	864,500		48,619,480
Capital Goods—3.7%
Berkshire Hathaway, Cl. A	245	[a]	50,188,250
Caterpillar	378,700		32,121,334
United Technologies	464,650		51,543,624
			133,853,208
Consumer Durables & Apparel—1.5%
Christian Dior	239,450		46,743,177
Hermes International	16,995		6,339,636
			53,082,813
Consumer Services—1.1%
McDonald’s	399,400		37,970,958
Diversified Financials—10.5%
American Express	746,250		57,998,550
BlackRock	203,150		70,285,837
Franklin Resources	939,349		46,056,281
Intercontinental Exchange	119,600		26,743,756
JPMorgan Chase & Co.	1,417,600		96,056,576
State Street	615,700		47,408,900
Visa, Cl. A	515,500		34,615,825
			379,165,725
Energy—12.8%
Canadian Natural Resources	464,200		12,607,672
Chevron	1,204,200		116,169,174
ConocoPhillips	893,600		54,875,976
Exxon Mobil	1,849,898		153,911,514
Imperial Oil	881,850	[b]	34,057,047
Occidental Petroleum	890,000		69,215,300
Phillips 66	234,400		18,883,264
			459,719,947
Food & Staples Retailing—1.9%
Walgreens Boots Alliance	686,975		58,008,169
Whole Foods Market	257,850		10,169,604
			68,177,773

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares		Value ($)
Food, Beverage & Tobacco—18.7%
Altria Group	1,809,190		88,487,483
Anheuser-Busch InBev, ADR	343,000		41,389,810
Coca-Cola	3,105,100		121,813,073
Diageo, ADR	336,700		39,070,668
Nestle, ADR	1,331,850		96,106,296
PepsiCo	681,300		63,592,542
Philip Morris International	2,235,450		179,216,026
SABMiller	852,000		44,230,532
			673,906,430
Health Care Equipment & Services—1.9%
Abbott Laboratories	1,365,500		67,018,740
Household & Personal Products—4.3%
Estee Lauder, Cl. A	847,350		73,431,351
Procter & Gamble	1,037,000		81,134,880
			154,566,231
Insurance—1.3%
ACE	470,300		47,820,104
Materials—1.8%
Air Products & Chemicals	128,750		17,616,862
Praxair	409,950		49,009,522
			66,626,384
Media—6.8%
Comcast, Cl. A	1,043,700		62,768,118
McGraw-Hill Financial	344,550		34,610,048
Twenty-First Century Fox, Cl. A	1,358,258		44,204,507
Twenty-First Century Fox, Cl. B	493,250		15,892,515
Walt Disney	779,650		88,989,251
			246,464,439
Pharmaceuticals, Biotech &
Life Sciences—12.0%
AbbVie	1,330,450		89,392,936
Celgene	163,400	[a]	18,911,099
Gilead Sciences	396,000		46,363,680
Johnson & Johnson	374,900		36,537,754
Novartis, ADR	617,900		60,764,286

Common Stocks (continued)	Shares		Value ($)
Pharmaceuticals, Biotech &
Life Sciences (continued)
Novo Nordisk, ADR	1,815,900		99,438,684
Roche Holding, ADR	2,324,500		81,520,215
			432,928,654
Retailing—1.3%
Wal-Mart Stores	658,850		46,732,231
Semiconductors & Semiconductor
Equipment—3.4%
Intel	1,104,250		33,585,764
Texas Instruments	1,445,200		74,442,252
Xilinx	367,900		16,246,464
			124,274,480
Software & Services—5.9%
Automatic Data Processing	622,400		49,935,152
Facebook, Cl. A	535,300	[a]	45,910,005
International Business Machines	420,150		68,341,599
Oracle	1,175,650		47,378,695
			211,565,451
Technology Hardware &
Equipment—6.7%
Apple	1,659,600		208,155,330
QUALCOMM	554,400		34,722,072
			242,877,402
Transportation—2.5%
Canadian Pacific Railway	335,200		53,709,096
Union Pacific	390,300		37,222,911
			90,932,007
Total Common Stocks
(cost $1,769,222,151)			3,586,302,457

Other Investment—.6%
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $22,014,647)	22,014,647	[c]	22,014,647

The Fund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Investment of Cash Collateral
for Securities Loaned—.5%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $16,122,623)	16,122,623 [c]	16,122,623
Total Investments (cost $1,807,359,421)	100.6%	3,624,439,727
Liabilities, Less Cash and Receivables	(.6%)	(21,739,106)
Net Assets	100.0%	3,602,700,621

ADR—American Depository Receipts

a Non-income producing security.
b Security, or portion thereof, on loan.At June 30, 2015, the value of the fund’s securities on loan was $15,742,980 and the value of the collateral held by the fund was $16,122,623.
c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Food, Beverage & Tobacco	18.7	Transportation	2.5
Energy	12.8	Food & Staples Retailing	1.9
Pharmaceuticals,		Health Care Equipment & Services	1.9
Biotech & Life Sciences	12.0	Materials	1.8
Diversified Financials	10.5	Consumer Durables & Apparel	1.5
Media	6.8	Banks	1.4
Technology Hardware & Equipment	6.7	Insurance	1.3
Software & Services	5.9	Retailing	1.3
Household & Personal Products	4.3	Consumer Services	1.1
Capital Goods	3.7	Money Market Investments	1.1
Semiconductors &
Semiconductor Equipment	3.4		100.6

† Based on net assets.
See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2015 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $15,742,980)—Note 1(c):
Unaffiliated issuers	1,769,222,151	3,586,302,457
Affiliated issuers	38,137,270	38,137,270
Dividends and securities lending income receivable		8,941,644
Receivable for investment securities sold		5,073,427
Receivable for shares of Common Stock subscribed		859,981
Prepaid expenses		110,575
		3,639,425,354
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		1,949,605
Due to Fayez Sarofim & Co.		670,127
Cash overdraft due to Custodian		447,776
Payable for shares of Common Stock redeemed		16,820,830
Liability for securities on loan—Note 1(c)		16,122,623
Accrued expenses		713,772
		36,724,733
Net Assets ($)		3,602,700,621
Composition of Net Assets ($):
Paid-in capital		1,002,501,676
Accumulated undistributed investment income—net		2,090,622
Accumulated net realized gain (loss) on investments		781,026,720
Accumulated net unrealized appreciation (depreciation)
on investments and foreign currency transactions		1,817,081,603
Net Assets ($)		3,602,700,621

Net Asset Value Per Share
	Investor Shares	Class Y
Net Assets ($)	3,593,372,056	9,328,565
Shares Outstanding	68,851,331	178,722
Net Asset Value Per Share ($)	52.19	52.20

See notes to financial statements.

The Fund 11

STATEMENT OF OPERATIONS
Six Months Ended June 30, 2015 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $1,945,941 foreign taxes withheld at source):
Unaffiliated issuers	59,177,955
Affiliated issuers	14,705
Income from securities lending—Note 1(c)	42,358
Total Income	59,235,018
Expenses:
Investment advisory fee—Note 3(a)	7,670,745
Sub-investment advisory fee—Note 3(a)	5,017,706
Shareholder servicing costs—Note 3(b)	7,944,751
Prospectus and shareholders’ reports	200,755
Directors’ fees and expenses—Note 3(c)	113,262
Custodian fees—Note 3(b)	102,027
Professional fees	55,101
Registration fees	46,805
Interest expense—Note 2	14,919
Loan commitment fees—Note 2	8,470
Miscellaneous	45,995
Total Expenses	21,220,536
Less—reduction in fees due to earnings credits—Note 3(b)	(675)
Net Expenses	21,219,861
Investment Income—Net	38,015,157
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	781,026,470
Net unrealized appreciation (depreciation) on
investments and foreign currency transactions	(816,214,234)
Net Realized and Unrealized Gain (Loss) on Investments	(35,187,764)
Net Increase in Net Assets Resulting from Operations	2,827,393

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	June 30, 2015	Year Ended
	(Unaudited)	December 31, 2014
Operations ($):
Investment income—net	38,015,157	94,961,029
Net realized gain (loss) on investments	781,026,470	303,729,965
Net unrealized appreciation
(depreciation) on investments	(816,214,234)	51,670,574
Net Increase (Decrease) in Net Assets
Resulting from Operations	2,827,393	450,361,568
Dividends to Shareholders from ($):
Investment income—net:
Investor Shares	(37,624,976)	(94,041,437)
Class Y	(103,473)	(318,933)
Net realized gain on investments:
Investor Shares	(90,111,413)	(193,663,177)
Class Y	(195,727)	(370,430)
Total Dividends	(128,035,589)	(288,393,977)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Investor Shares	221,561,529	1,009,425,263
Class Y	274,817	35,289,040
Dividends reinvested:
Investor Shares	102,747,289	230,022,110
Class Y	299,085	689,346
Cost of shares redeemed:
Investor Shares	(2,151,744,052)	(1,807,693,691)
Class Y	(1,594,714)	(25,728,569)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(1,828,456,046)	(557,996,501)
Total Increase (Decrease) in Net Assets	(1,953,664,242)	(396,028,910)
Net Assets ($):
Beginning of Period	5,556,364,863	5,952,393,773
End of Period	3,602,700,621	5,556,364,863
Undistributed investment income—net	2,090,622	1,803,914

TheFund 13

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended
	June 30, 2015	Year Ended
	(Unaudited)	December 31, 2014
Capital Share Transactions:
Investor Shares[a]
Shares sold	4,123,012	18,482,638
Shares issued for dividends reinvested	1,957,468	4,229,081
Shares redeemed	(40,092,181)	(33,373,503)
Net Increase (Decrease) in Shares Outstanding	(34,011,701)	(10,661,784)
Class Ya
Shares sold	5,092	646,443
Shares issued for dividends reinvested	5,699	12,592
Shares redeemed	(29,622)	(461,503)
Net Increase (Decrease) in Shares Outstanding	(18,831)	197,532

a During the period ended December 31, 2014, 185,373 Investor shares representing $9,978,639, were exchanged for 185,373 ClassY shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
June 30, 2015			Year Ended December 31,
Investor Shares	(Unaudited)	2014	2013	2012	2011	2010
Per Share Data ($):
Net asset value,
beginning of period	53.91	52.43	43.93	40.53	38.20	33.52
Investment Operations:
Investment income—net[a]	.44	.90	.84	.74	.65	.57
Net realized and unrealized
gain (loss) on investments	(.64)	3.43	8.50	3.38	2.26	4.54
Total from
Investment Operations	(.20)	4.33	9.34	4.12	2.91	5.11
Distributions:
Dividends from
investment income—net	(.48)	(.90)	(.84)	(.72)	(.58)	(.43)
Dividends from net realized
gain on investments	(1.04)	(1.95)	—	—	—	—
Total Distributions	(1.52)	(2.85)	(.84)	(.72)	(.58)	(.43)
Net asset value,
end of period	52.19	53.91	52.43	43.93	40.53	38.20
Total Return (%)	(.38)[b]	8.27	21.44	10.18	7.62	15.26
Ratios/Supplemental
Data (%):
Ratio of total expenses
to average net assets	.92 [c]	.93	.94	.97	.97	.99
Ratio of net expenses
to average net assets	.92 [c]	.93	.94	.97	.97	.99
Ratio of net investment
income to average
net assets	1.65 [c]	1.66	1.74	1.71	1.63	1.66
Portfolio Turnover Rate	2.52 [b]	6.60	6.33	.50	2.59	28.73
Net Assets, end of period
($ x 1,000)	3,593,372	5,545,714	5,952,393	5,461,320	4,183,534	3,227,795

a	Based on average shares outstanding.
b	Not annualized.
c	Annualized.

See notes to financial statements.

The Fund 15

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
	June 30, 2015	Year Ended December 31,
Class Y Shares	(Unaudited)	2014	2013	[a]
Per Share Data ($):
Net asset value, beginning of period	53.92	52.43	46.90
Investment Operations:
Investment income—net[b]	.53	1.06	.47
Net realized and unrealized
gain (loss) on investments	(.65)	3.47	5.55
Total from Investment Operations	(.12)	4.53	6.02
Distributions:
Dividends from investment income—net	(.56)	(1.09)	(.49)
Dividends from net realized gain on investments	(1.04)	(1.95)	—
Total Distributions	(1.60)	(3.04)	(.49)
Net asset value, end of period	52.20	53.92	52.43
Total Return (%)	(.22)[c]	8.68	12.86	[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.58 [d]	.59	.65	[d]
Ratio of net expenses to average net assets	.58 [d]	.59	.65	[d]
Ratio of net investment income
to average net assets	1.99 [d]	1.75	1.90	[d]
Portfolio Turnover Rate	2.52 [c]	6.60	6.33
Net Assets, end of period ($ x 1,000)	9,329	10,651	1

a From the close of business on July 1, 2013 (commencement of initial offering) to December 31, 2013.
b Based on average shares outstanding.
c Not annualized.
d Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Appreciation Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as diversified open-end management investment company. The fund’s investment objective is to seek long-term capital appreciation consistent with the preservation of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Fayez Sarofim & Co. (“Sarofim & Co.”) serves as the fund’s sub-investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares, which are sold to the public without a sales charge.The fund is authorized to issue 400 million shares of $.001 par value Common Stock. The fund currently offers two classes of shares: Investor (300 million shares authorized) and Class Y (100 million shares authorized). Investor shares are sold primarily to retail investors through financial intermediaries and bear Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Fund 17

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the fund’s Board of Directors (the “Board”). Certain factors may be consid-

The Fund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

ered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

The following is a summary of the inputs used as of June 30, 2015 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic
Common
Stocks†	2,970,325,338	—	—	2,970,325,338
Equity Securities—
Foreign
Common Stocks†	615,977,119	—	—	615,977,119
Mutual Funds	38,137,270	—	—	38,137,270

† See Statement of Investments for additional detailed categorizations.

At December 31, 2014, $117,484,835 of exchange traded foreign equity securities were classified within Level 2 of the fair value hierarchy pursuant to the fund’s fair valuation procedures.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities.The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is

The Fund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. During the period ended June 30, 2015, The Bank of New York Mellon earned $12,733 from lending portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended June 30, 2015 were as follows:

Affiliated
Investment	Value			Value	Net
Company	12/31/2014 ($)	Purchases ($)	Sales ($)	6/30/2015 ($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market
Fund	26,383,597	1,179,632,240	1,184,001,190	22,014,647.6
Dreyfus
Institutional
Cash
Advantage
Fund	45,377,800	272,577,629	301,832,806	16,122,623.5
Total	71,761,397	1,452,209,869	1,485,833,996	38,137,270	1.1

Certain affiliated investment companies may also invest in the fund.At June 30, 2015, Dreyfus Moderate Allocation Fund, an affiliate of the fund, held 99,539 Class Y shares representing approximately 14.4% of the fund’s net assets.

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid quarterly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended June 30, 2015, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended June 30, 2015, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended December 31, 2014 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2014 was as follows: ordinary income $94,360,370 and long-term capital gains $194,033,607.The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $430 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The average amount of borrowings outstanding under the Facilities during the period ended June 30, 2015 was approximately $2,660,200 with a related weighted average annualized interest rate of 1.13%.

NOTE 3—Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .3325% of the value of the fund’s average daily net assets. Pursuant to a sub-investment advisory agreement with Sarofim & Co., the fund pays Sarofim & Co. a monthly sub-investment advisory fee at the annual rate of .2175% of the value of the fund’s average daily net assets. Both fees are payable monthly.

(b) Under the Shareholder Services Plan, Investor shares pay the Distributor at an annual rate of .25% of the value of its average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended June 30, 2015, the fund was charged $5,754,900 pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended June 30, 2015, the fund was charged $223,130 for transfer agency services and $13,761 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $675.

The fund compensates The Bank of NewYork Mellon under a custody agreement for providing custodial services for the fund.These fees are determined based on net assets, geographic region and transaction activity. During the period ended June 30, 2015, the fund was charged $102,027 pursuant to the custody agreement.

During the period ended June 30, 2015, the fund was charged $6,240 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: investment advisory fees $1,024,447, Shareholder Service Plan fees $768,293, custodian fees $85,367, Chief Compliance Officer fees $3,169 and transfer agency fees $68,329.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 2015, amounted to $114,698,238 and $2,018,114,692, respectively.

At June 30, 2015, accumulated net unrealized appreciation on investments was $1,817,080,306, consisting of $1,833,724,862 gross unrealized appreciation and $16,644,556 gross unrealized depreciation.

At June 30, 2015, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

The Fund 25

For More Information

Telephone 1-800-DREYFUS
Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144
E-mail Send your request to info@dreyfus.com
Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Item 2.       Code of Ethics.

                  Not applicable.

Item 3.       Audit Committee Financial Expert.

                  Not applicable.

Item 4.       Principal Accountant Fees and Services.

                  Not applicable.

Item 5.       Audit Committee of Listed Registrants.

                  Not applicable.

Item 6.       Investments.

(a)              Not applicable.

Item 7.       Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                  Not applicable.

Item 8.       Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.       Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                  Not applicable.  [CLOSED END FUNDS ONLY]

Item 10.     Submission of Matters to a Vote of Security Holders.

                  There have been no material changes to the procedures applicable to Item 10.

Item 11.     Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.     Exhibits.

(a)(1)   Not applicable.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Appreciation Fund, Inc.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak,

            President

Date:    August 20, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Bradley J. Skapyak

Bradley J. Skapyak,

            President

Date:    August 20, 2015

By:       /s/ James Windels

            James Windels,

            Treasurer

Date:    August 20, 2015

EXHIBIT INDEX

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)